Exhibit 99.1

MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 000001 ADD 2 Your vote matters – here’s how to vote! ADD 3 You may vote online or by phone instead of mailing this card. ADD 4 MMMMMMMMM ADD 5 Online ADD 6 Go to www.envisionreports.com/MEIP or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.envisionreports.com/MEIP Form of Special Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + A Proposals — The Board of Directors recommends that you vote FOR proposals 1 and 2. For Against Abstain For Against Abstain 1. To consider and vote upon the proposal to approve, for 2. To consider and vote on a proposal to approve the adjournment of purposes of Nasdaq Listing Rule 5635(a), of the issuance of the MEI Special Meeting, from time to time, if necessary or shares of MEI Common Stock, $0.00000002 par value per appropriate, including to solicit additional proxies in the event share, to stockholders of Infinity pursuant to the terms of the that there are insufficient votes at the time of the MEI Special Agreement and Plan of Merger, dated February 22, 2023, by and Meeting or any adjournment or postponement thereof to approve among MEI Pharma, Inc., a Delaware corporation (“MEI”), the MEI Nasdaq Proposal (the “MEI Adjournment Proposal”). Infinity Pharmaceuticals Inc., a Delaware corporation (“Infinity”), and Meadow Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of MEI , as such agreement may be amended from time to time (the “MEI Nasdaq Proposal”); B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 578571 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03U2PC

The 2023 Special Meeting of Stockholders of MEI Pharma, Inc. will be held on Friday, July 14, 2023 at 10:00AM ET, virtually via the Internet at www.meetnow.global/M44PQGZ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MEIP q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — MEI PHARMA, INC. + FORM OF PROXY SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING JULY 14, 2023 Please sign, date and return promptly in the enclosed envelope. The undersigned hereby appoints David M. Urso and Brian G. Drazba, and each of them, as proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, to vote your shares of MEI Pharma, Inc. Common Stock at the Special Meeting of Stockholders of MEI Pharma, Inc. to be held on July 14, 2023, at 10:00 a.m. (Eastern Time) virtually, and at any adjournments thereof upon matters set forth in the Proxy Statement, and, in their judgment and discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed on the reverse hereof by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct of the meeting. Each of the foregoing proposals is more fully described in the accompanying proxy statement. Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be Held on July 14, 2023. MEI Pharma, Inc.’s Proxy Statement and 2023 Special Meeting Report are available at http://www.edocumentview.com/MEIP. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. +